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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2006


                                AMERIANA BANCORP
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

         INDIANA                        0-18392                  35-1782688
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
   of incorporation)                                         Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------



                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS.
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         In connection with its goal of maximizing profitability, the Board of
Directors of Ameriana Bank and Trust SB (the "Bank"), the wholly-owned subsidiary of Ameriana Bancorp, reviewed the current operations of the Bank. As part of that review, the Board determined that the continued maintenance of Ameriana Trust and Investment Management, the trust division of the Bank, does not fit within the Bank's long-term strategic plans. Accordingly, on March 3, 2006, the Board of Directors of the Bank resolved to close Ameriana Trust and Investment Management, effective August 1, 2006. Each of the trust department's clients will receive materials in the upcoming months notifying them of the elimination of the division and coordinating with them on the deliver of any trust property currently under management.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERIANA BANCORP



Dated: March 7, 2006                    By:/s/ Jerome J. Gassen
                                           -------------------------------------
                                           Jerome J. Gassen
                                           President and Chief Executive Officer